UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2004 (February 4, 2004)

Baker Hughes Incorporated

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	1-9397 (Commission File No.)	76-0207995 (I.R.S. Employer Identification No.)

3900 Essex Lane, Houston, Texas (Address of Principal Executive Offices)		77027 (Zip Code)

Registrant’s telephone number, including area code: (713) 439-8600

Item 5. Other Events and Regulation FD Disclosure.

     On February 4, 2004, Baker Hughes Incorporated issued a news release announcing the appointment of James R. Clark as President and Chief Operating Officer, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 5 by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

99.1	— News Release of Baker Hughes Incorporated dated February 4, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baker Hughes Incorporated
Dated: February 5, 2004	By:	/s/ Sandra E. Alford
Sandra E. Alford
Corporate Secretary